UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

February 15, 2011

RAINMAKER SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-28009	33-0442860
(Commission File Number)	(IRS Employer Identification No.)

900 East Hamilton Ave. Campbell, CA	95008
(Address of principal executive offices)	(Zip Code)

(408) 626-3800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 – Financial Statements and Exhibits.

Explanatory Note

This Current Report on Form 8-K is being filed by Rainmaker Systems, Inc. (the “Company”) in order to refile revised redacted Exhibit 10.1, originally filed as an Exhibit to the Company’s Quarterly Report on Form 10-Q filed on November 12, 2010 for the quarterly period ended September 30, 2010. The Company is refiling Exhibit 10.1 pursuant to comments received from the staff of the Securities and Exchange Commission related to the confidential treatment requested for such Exhibit.

(d) Exhibits

Exhibit No.	Description

10.1*+	Vendor Services Agreement dated as of February 26, 2010 between Rainmaker Systems, Inc. and Microsoft Corporation.

*	Portions of this exhibit have been omitted pursuant to a confidential treatment request and have been separately filed with the Commission.
+	Exhibit A to Exhibit 10.1 is incorporated by reference to Exhibit 10.2 to the Quarterly Report on Form 10-Q filed by the Company on November 12, 2010, and Exhibit C to Exhibit 10.1 was intentionally omitted by the parties at the time of signing and is presently blank.

SIGNATURES*

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RAINMAKER SYSTEMS, INC.
(Registrant)

February 15, 2011	/s/ Steve Valenzuela
Date	(Signature)

By: Steve Valenzuela
Title: Chief Financial Officer